                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MARCH 4, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                    77002
           (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

                 TEXAS                                 1-3187                               22-3865106
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                    77002
           (Address of principal executive offices)                     (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                         ------------------------------


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

FUEL RECONCILIATION PROCEEDING

         In 2003 hearings were concluded in the final fuel reconciliation proceeding filed by CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston"), a wholly-owned indirect subsidiary of CenterPoint Energy, Inc. (the "Company"), before the Public Utility Commission of Texas ("Utility Commission"). The final fuel over- or under-recovery balance determined in that proceeding is to be included in CenterPoint Houston's stranded cost true up proceeding that is expected to be filed on March 31, 2004.

         On March 4, 2004, the Administrative Law Judge ("ALJ") who conducted the hearings in the fuel reconciliation recommended that CenterPoint Houston not be allowed to recover $87 million in fuel expenses incurred during the reconciliation period. When interest on the disallowed amounts is taken into consideration, the total recommended disallowance is approximately $117 million on a pre-tax basis, or $76 million after tax.

         The ALJ's recommendation is not a final decision but rather is a recommended decision to be acted on by the full Utility Commission in April. At that time the Utility Commission may accept or modify the ALJ's recommendation. CenterPoint Houston will oppose the proposed disallowance of the $87 million in fuel expenditures, but no assurance can be given that the Company will prevail.

EFFECT ON 2003 EARNINGS

         Although the ALJ's recommendation is not a final decision, the Company is establishing a reserve against 2003 results in the amount of $76 million, representing the after-tax impact of the $117 million proposed disallowance. CenterPoint Houston is also establishing a reserve to reflect the proposed disallowance. Uncertainty around the ultimate recovery of those amounts in light of other recent actions of the Utility Commission precludes continuing to consider these amounts "probable" of recovery.

         Establishing these reserves will reduce previously announced fourth quarter 2003 income from continuing operations for the Company from $149 million, or $0.48 per diluted share, to $72 million, or $0.23 per diluted share. For the year 2003, previously announced income from continuing operations before cumulative effect of accounting change will be reduced from $496 million, or $1.62 per diluted share to $420 million, or $1.37 per diluted share.

         Consolidated financial statements for the Company and CenterPoint Houston reflecting the establishment of these reserves will be included in their annual reports on Form 10-K for the year ended December 31, 2003.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTERPOINT ENERGY, INC.


Date:  March 10, 2004                   By: /s/  James S. Brian
                                           -----------------------------------
                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC


Date:  March 10, 2004                   By:  /s/  James S. Brian
                                           ------------------------------------
                                                  James S. Brian
                                                  Senior Vice President and
                                                  Chief Accounting Officer